Exhibit 99.2

4Q 2019 Earnings Call Supplemental Presentation February 25, 2020

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forwardlooking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with the Company’s ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support its operations and initiatives; risks associated with the Company’s loan origination and servicing software system, including the risk of prolonged system outages; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; risks relating to the Company’s asset-backed securitization transactions; changes in interest rates; the risk that the Company’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; changes in accounting standards, rules, and interpretations, and the failure of related assumptions and estimates, including those associated with the implementation of current expected credit loss (CECL) accounting; the impact of changes in tax laws, guidance, and interpretations; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in the Company’s markets and general changes in the economy (particularly in the markets served by the Company); changes in the competitive environment in which the Company operates or a decrease in the demand for its products; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. The foregoing factors and others are discussed in greater detail in the Company’s filings with the SEC. The Company cannot guarantee future events, results, actions, levels of activity, performance, or achievements. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures. Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 2

4Q 19 Highlights • Net income of $15.7 million, or $1.38 diluted EPS • Total revenue growth of 17.0% driven by $158.7 million year-over-year average portfolio growth Interest and fee income up 17.0% year-over-year on 17.4% increase in average finance receivables • Provision for credit losses up 9.9%, or $2.3 million, primarily due to: 17.4% increase in average finance receivables • Operating expense ratio improved 0.8% over prior year to 15.3% 4Q 19 includes $0.6 million of expense from new branches that opened since the prior-year period • Interest expense increase of 6.7%, primarily due to portfolio growth, offset by Fed rate decreases 3 dollars in millions (except per share amounts) 4Q 19 4Q 18 $ Chg B/(W) % Chg B/(W) Average Finance Receivables $1,071.3 $912.5 $158.7 17.4% Interest & Fee Income 87.8 75.0 12.8 17.0% Total Revenue 98.0 83.7 14.2 17.0% Provision for Credit Losses 26.0 23.7 (2.3) (9.9%) G&A Expense 40.9 36.6 (4.3) (11.7%) Interest Expense 10.3 9.6 (0.6) (6.7%) Net Income 15.7 10.8 4.9 45.6% ROA 5.6% 4.6% 1.0% 21.7% ROE 21.1% 15.7% 5.4% 34.4% Diluted EPS $ 1 .38 $ 0.90 $ 0.48 53.3%

19 Consecutive Quarters of Year-Over-Year Double-Digit Portfolio Growth • 19 consecutive quarters of year-over-year double-digit growth in ending finance receivables • Strong core loan growth of 22% from prior year 4 vs. 3Q 19 vs. 4Q 18 in millions 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 $ Chg I/(D) % Chg I/(D) $ Chg I/(D) % Chg I/(D) Small Loans ( $2,500) $363 $376 $360 $385 $414 $438 $422 $431 $449 $462 $13 2.9% $25 5.7% Large Loans ( $2,500) 309 347 364 392 411 438 441 499 555 609 54 9.7% 171 39.0% Core Loan Products 672 723 724 777 825 876 862 930 1,004 1,071 67 6.7% 195 22.3% Automobile Loans 72 61 49 39 32 26 21 16 12 10 (2) (20.6%) (17) (63.2%) Retail Loans 31 33 32 31 31 30 29 28 26 24 (2) (7.3%) (6) (20.9%) Total $775 $817 $805 $847 $888 $932 $912 $973 $1,042 $1,105 $63 6.0% $173 18.5% Total YoY Ä ($) $79 $100 $110 $120 $113 $115 $107 $126 $154 $173 Total YoY Ä (%) 11.3% 13.9% 15.8% 16.6% 14.6% 14.0% 13.3% 14.9% 17.4% 18.5% Ending Finance Receivables

14 Consecutive Quarters of Year-Over-Year Double-Digit Revenue Growth • Total revenue increased 17.0% vs. the prior-year period • Interest and fee yield decreased 10 basis points vs. the prior-year period, as large loan portfolio growth outpaced higher-yielding small loan growth • As of December 31, 2019, approximately 75% of finance receivables were at or below 36% APR Note: Table above reflects changes in total revenue yield 5 Sequential Ä 6.5% 5.7% 2.2% 0.4% 6.2% 5.0% 1.4% 1.0% 8.1% 6.0% YoY Ä 11.8% 12.7% 14.8% 15.6% 15.3% 14.5% 13.6% 14.2% 16.3% 17.4% $754 $797 $814 $818 $869 $913 $925 $934 $1,011 $1,071 $600 $700 $800 $900 $1,000 $1,100 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 Millions Average Finance Receivables Sequential Ä (0.2%) (0.5%) (0.5%) (0.3%) 0.5% 0.8% (1.3%) 0.7% 0.2% 0.3% YoY Ä (0.3%) - (1.4%) (1.5%) (0.8%) 0.5% (0.3%) 0.7% 0.4% (0.1%) 36.7% 36.2% 35.7% 35.4% 35.9% 36.7% 35.4% 36.1% 36.3% 36.6% 33.8% 33.3% 32.5% 32.7% 33.2% 32.9% 32.1% 32.5% 32.9% 32.8% 30.0% 32.5% 35.0% 37.5% 40.0% 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 Total Revenue and Interest & Fee Yields Total Revenue Yield Interest and Fee Yield Sequential Ä 5.9% 4.2% 0.7% (0.3%) 7.6% 7.5% (2.4%) 3.1% 8.8% 6.8% YoY Ä 10.8% 12.6% 10.3% 10.8% 12.6% 16.1% 12.6% 16.4% 17.7% 17.0% $69.2 $72.1 $72.6 $72.4 $77.9 $83.7 $81.7 $84.3 $91.7 $98.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 Millions Revenue Interest and Fee Income Insurance Income Other Income

Recent Net Credit Loss Trends • Annualized net credit loss rate increased 10 basis points vs. the prior-year period. The increase includes 10 basis points of additional nonfile insurance claims (bankruptcy losses) that shifted to net credit losses following the business policy change implemented in 4Q 18. 6 Sequential Ä (2.1%) 1.2% 1.2% (0.7%) (1.8%) 1.4% 1.8% (0.2%) (2.5%) 1.0% Year/Year Ä (0.2%) (0.8%) (0.7%) (0.4%) (0.1%) 0.1% 0.7% 1.2% 0.5% 0.1% Net credit loss rate above includes: Non-file claims 0.5% 0.4% 0.3% 0.2% 0.3% 0.8% 0.7% 0.7% 0.7% 0.9% Bulk debt sale proceeds (0.5%) - - - - - - - - - Hurricane losses - - 0.4% 0.5% - 0.1% 0.4% 0.6% - - 7.8% 9.0% 10.2% 9.5% 7.7% 9.1% 10.9% 10.7% 8.2% 9.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 Annualized % of AFR Net Credit Loss Rates Net Credit Losses

Recent Provision Trends 7 (1) Annualized provision for credit losses as a percentage of average finance receivables % of EFR 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 % of Revenue 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 Sequential Ä 0.3% (0.1%) (0.1%) (0.2%) 0.5% 0.1% (0.1%) (0.3%) (0.1%) (0.2%) Sequential Ä 0.6% (2.1%) (0.1%) 1.0% 2.4% (2.0%) 0.3% 1.9% (3.8%) (0.1%) YoY Ä 0.5% 0.3% - (0.1%) 0.1% 0.3% 0.3% 0.2% (0.4%) (0.7%) YoY Ä 2.8% (3.3%) (2.2%) (0.6%) 1.2% 1.3% 1.7% 2.6% (3.6%) (1.7%) % of AFR (1) 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 Sequential Ä 0.2% (0.9%) (0.2%) 0.3% 1.0% (0.5%) (0.3%) 0.9% (1.3%) - YoY Ä 1.0% (1.2%) (1.2%) (0.6%) 0.2% 0.6% 0.5% 1.1% (1.2%) (0.7%) $47.4 $48.9 $47.8 $48.5 $55.3 $58.3 $56.4 $57.2 $60.9 $62.2 6.1% 6.0% 5.9% 5.7% 6.2% 6.3% 6.2% 5.9% 5.8% 5.6% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 0% 2% 4% 6% 8% 10% 12% 14% Allowance for Credit Losses (in millions) % of EFR Allowance for Credit Losses Allowance for Credit Losses % of EFR $20.2 $19.5 $19.5 $20.2 $23.6 $23.7 $23.3 $25.7 $24.5 $26.0 29.1% 27.0% 26.9% 27.9% 30.3% 28.3% 28.6% 30.5% 26.7% 26.6% 10.7% 9.8% 9.6% 9.9% 10.9% 10.4% 10.1% 11.0% 9.7% 9.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 % of Revenue and AFR Provision for Credit Losses (in millions) Provision for Credit Losses Provision % of Revenue % of AFR(1)

Seasonal Pattern of Delinquency • 4Q 19 delinquency is down from prior year - 30+ days past due of 7.2% is 50 basis points lower than prior year - 90+ days past due of 3.2% is 30 basis points lower than prior year 8 30+ DQ 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 Sequential Ä 0.3% 0.7% (1.0%) (0.2%) 0.8% 0.6% (0.7%) (0.6%) 0.2% 0.6% YoY Ä (0.3%) 0.1% - (0.2%) 0.3% 0.2% 0.5% 0.1% (0.5%) (0.5%) 90+ DQ 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 Sequential Ä 0.2% 0.5% (0.1%) (0.7%) 0.3% 0.6% - (0.8%) 0.1% 0.4% YoY Ä (0.2%) (0.1%) 0.3% (0.1%) - 0.1% 0.2% 0.1% (0.1%) (0.3%) $30.3 $34.0 $26.4 $31.0 $37.6 $39.9 $31.9 $36.0 $39.1 $43.8 $22.7 $27.5 $26.4 $22.0 $25.5 $32.3 $31.6 $26.2 $29.5 $35.3 6.8% 7.5% 6.5% 6.3% 7.1% 7.7% 7.0% 6.4% 6.6% 7.2% 2.9% 3.4% 3.3% 2.6% 2.9% 3.5% 3.5% 2.7% 2.8% 3.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 % of EFR Delinquency in Millions 30+ & 90+ Delinquency Rates 30-89 Days 90-179 Days 30+ DQ % 90+ DQ %

Achieving Operating Leverage While Investing in Our Business (1) Annualized general and administrative expenses as a percentage of average finance receivables 9 As % of AFR (1) 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 Year/Year Ä (0.1%) 0.8% (0.7%) (1.7%) (1.5%) (1.0%) (0.5%) - (0.6%) (0.8%) $33.8 $34.0 $34.6 $33.2 $35.9 $36.6 $38.2 $37.7 18.0% $40.2 $40.9 17.1% 17.0% 16.2% 16.5% 16.1% 16.5% 16.2% 15.9% 15.3% 14.0% 15.0% 16.0% 17.0% 18.0% 19.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 % of AFR Millions Operating Expense Ratio Total SG&A Expenses % of AFR (1)

Achieving Operating Leverage While Investing in Our Business 10 As % of Revenue 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 Year/Year Ä 0.2% 2.2% (0.2%) (2.5%) (2.9%) (3.5%) (0.9%) (1.1%) (2.2%) (2.0%) $33.8 $34.0 $34.6 $33.2 $35.9 $36.6 $38.2 $37.7 $40.2 $40.9 48.9% 47.2% 47.6% 45.9% 46.0% 43.7% 46.7% 44.8% 43.8% 41.7% 40.0% 42.0% 44.0% 46.0% 48.0% 50.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 % of Revenue Millions Efficiency Ratio Total SG&A Expenses % of Revenue

Interest Expense Trend • Currently have $350 million notional amount of interest rate caps to hedge against rapid rate increases (1) Annualized interest expense as a percentage of average finance receivables 11 % of AFR (1) 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 YoY Ä 0.5% 0.4% 0.6% 0.9% 0.5% 0.8% 0.7% 0.3% 0.1% (0.4%) $6.7 $6.8 $7.2 $7.9 $8.7 $9.6 $9.7 $9.8 $10.3 $10.3 3.5% 3.4% 3.5% 3.9% 4.0% 4.2% 4.2% 4.2% 4.1% 3.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 % of AFR Millions Interest Expense % of AFR (1)

Senior Revolver Amendment Extended the maturity to September 2022 Changed Agent to Wells Fargo Increased advance rate on convenience check loans, which increases borrowing capacity Negotiated better covenants and legal provisions Added a new lender Added flexibility to execute on small loan securitizations and warehouse facilities Warehouse Facility Amendment $130 million of new fixed-rate debt through the securitization market Continued strong investor demand and interest in RM paper Lowest cost of funds to date (weighted-average rate of 3.17%) RMIT 2019-1 Securitization Extended the maturity to April 2022 Reduced pricing by 5 basis points Added flexibility to continue making larger large loans Funding Enhancements 12

9.3% 45.8% 50.8% 90.7% 54.2% 49.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2017 2018 2019 Fixed vs Variable Debt % Fixed Debt % Variable Debt 0.69 0.69 0.70 2.39 2.37 2.67 2.50 2.45 2.76 0.50 1.00 1.50 2.00 2.50 3.00 2017 2018 2019 Funded Debt Ratios Funded Debt Ratio (Debt / Assets) Funded Debt-to-Equity Ratio Funded Debt-to-Tangible Equity Ratio $179 $188 $224 $257 $287 $312 $339 $294 $277 $291 $69 $59 $34 $120 $43 $95 $94 $74 $34 $79 $100 $200 $300 $400 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 Millions Debt Capacity Undrawn Senior Revolver Capacity Undrawn Warehouse Capacity Strong Funding Profile 13 • As of December 31, 2019, total undrawn capacity was $369 million (subject to borrowing base) • Fixed-rate debt represents 51% of total debt • $130 million securitization in 4Q 19 increased capacity and added $130 million to fixedrate debt Interest 3.2% 3.9% 4.1% Expense % (2) (1) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. (2) Interest expense as a percentage of average finance receivables (1)

Continued Growth Opportunity from Existing and De Novo Branches 14 (1) Same store sales are based on branches more than 1 year old # of Branches (as of 12/31/19) 29 18 39 280 # of Branches (as of 12/31/18) 22 28 24 285 $301 $2,158 $2,601 $2,817 $793 $2,721 $3,213 $3,242 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 < 1 YEARS 1-3 YEARS 3-5 YEARS 5+ YEARS Ending Finance Receivables per Branch (in thousands) Ending Finance Receivables Per Branch EFR Per Branch (as of 12/31/18) EFR Per Branch (as of 12/31/19) • Same store(1) portfolio growth in 4Q 19 of 16.7% vs. 13.7% in the prior-year period • Considerable growth opportunities in our existing branch footprint, particularly from branches opened within the last 3 years • Plan to open approximately 25 to 30 de novo branches in 2020

Digitally-Sourced Originations Continue to Accelerate • Digital originations are sourced from either our affiliate partnerships or directly from our website • All digitally-sourced loans are underwritten in our branches by our custom credit scorecards and serviced by our branches • As of 4Q 19, our digitally-sourced volume represented approximately 22% of our total new borrower volume, inclusive of convenience checks cashed Large loans represented 62% of digitally-sourced loans booked 15 $5,989 $9,540 $10,803 $11,624 $6,278 $12,202 $15,967 $14,768 13.2% 14.6% 16.3% 18.8% 14.2% 18.6% 20.8% 21.8% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 24.0% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 % of New Borrower Volume Thousands Digitally-Sourced Origination Volume Trend Small Loans Large Loans % of New Borrowers

Appendix

Consolidated Income Statements in thousands 4Q 19 4Q 18 2019 2018 2017 2016 Revenue Interest and fee income $ 87,784 $ 75,013 $ 321,169 $ 280,121 $ 249,034 $ 220,963 Insurance income, net 6,551 5,624 20,817 14,793 13,061 9,456 Other income 3,649 3,112 13,727 11,792 10,364 10,099 Total revenue 97,984 83,749 355,713 306,706 272,459 240,518 Expenses Provision for credit losses 26,039 23,698 99,611 87,056 77,339 63,014 Personnel 25,305 22,074 94,000 84,068 75,992 68,979 Occupancy 5,876 5,933 24,618 22,519 21,530 20,059 Marketing 1,897 1,902 8,206 7,745 7,128 6,837 Other 7,813 6,707 30,160 25,952 26,305 22,757 Total general and administrative 40,891 36,616 156,984 140,284 130,955 118,632 Interest expense 10,285 9,643 40,125 33,464 23,908 19,924 Income before income taxes 20,769 13,792 58,993 45,902 40,257 38,948 Income taxes 5,086 3,022 14,261 10,557 10,294 14,917 Net income $ 15,683 $ 10,770 $ 44,732 $ 35,345 $ 29,963 $ 24,031 17

Consolidated Balance Sheets in thousands 2019 2018 2017 2016 Cash $ 2,263 $ 3,657 $ 5,230 $ 4,446 Gross finance receivables 1,500,962 1,237,526 1,066,650 916,954 Unearned finance charges and insurance premiums (396,149) (305,283) (249,187) (199,179) Finance receivables 1,104,813 932,243 817,463 717,775 Allowance for credit losses (62,200) (58,300) (48,910) (41,250) Net finance receivables 1,042,613 873,943 768,553 676,525 Restricted cash 54,164 46,484 16,787 8,297 Lease assets 26,438 - - - Property and equipment 15,301 13,926 12,294 11,693 Intangible assets 9,438 10,010 10,607 6,448 Deferred tax asset 619 - - 3 3 Other assets 7,704 8,375 16,012 4,782 Total assets $ 1,158,540 $ 956,395 $ 829,483 $ 712,224 Long-term debt $ 808,218 $ 660,507 $ 571,496 $ 491,678 Unamortized debt issuance costs (9,607) (9,158) (4,950) (2,152) Net long-term debt 798,611 651,349 566,546 489,526 Accounts payable and accrued expenses 28,676 25,138 18,565 15,223 Lease liabilities 28,470 - - - Deferred tax liability - 747 4,961 - Total liabilities 855,757 677,234 590,072 504,749 Common stock 1,350 1,332 1,321 1,300 Additional paid-in capital 1 02,678 98,778 94,384 92,432 Retained earnings 2 48,829 204,097 168,752 138,789 Treasury stock (50,074) (25,046) (25,046) (25,046) Total stockholders’ equity 302,783 279,161 239,411 207,475 Total liabilities and stockholders’ equity $ 1,158,540 $ 956,395 $ 829,483 $ 712,224 18

Balance Sheet Metrics 19 In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non- GAAP financial measures. We utilize non-GAAP measures as additional metrics to aid in, and enhance, the understanding of our financial results. Tangible assets, tangible equity, funded debt-to-tangible equity, tangible equity to tangible assets, and tangible equity per share are non-GAAP measures. We use these non-GAAP measures to evaluate and manage our capital and leverage position. We also believe that these non-GAAP measures are commonly used in the financial services industry and provide useful information to users of our financial statements in the evaluation of our capital and leverage position. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following table provides a reconciliation of GAAP measures to non-GAAP measures. in thousands 4Q 19 4Q 18 2019 2018 2017 2016 Total assets $1 ,158,540 $ 956,395 $ 1,158,540 $ 956,395 $ 829,483 $ 712,224 Less: Intangible assets 9,438 10,010 9,438 10,010 10,607 6,448 Tangible assets (non-GAAP) 1,149,102 946,385 1,149,102 946,385 818,876 705,776 Gross long-term debt 808,218 660,507 808,218 660,507 571,496 491,678 Total stockholders’ equity 302,783 279,161 302,783 279,161 239,411 207,475 Less: Intangible assets 9,438 10,010 9,438 10,010 10,607 6,448 Tangible common equity (non-GAAP) $ 293,345 $ 269,151 $ 293,345 $ 269,151 $ 228,804 $ 201,027 Diluted weighted-average shares 11,327 12,010 11,773 12,078 11,783 12,085 Funded debt-to-equity ratio 2 .67 2 .37 2 .67 2 .37 2 .39 2 .37 Funded debt-to-tangible equity ratio (non-GAAP) 2 .76 2 .45 2 .76 2 .45 2 .50 2 .45 Total stockholders’ equity to total assets 26.1% 29.2% 26.1% 29.2% 28.9% 29.1% Tangible equity to tangible assets (non-GAAP) 25.5% 28.4% 25.5% 28.4% 27.9% 28.5% Total stockholders’ equity per share $ 26.73 $ 23.24 $ 25.72 $ 23.11 $ 20.32 $ 17.17 Tangible equity per share (non-GAAP) $ 25.90 $ 22.41 $ 24.92 $ 22.28 $ 19.42 $ 16.63